UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2012

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01	Entry into a Material Definitive Agreement

On February 15, 2012, General Employment Enterprises Inc. (the “Company”)  and Well Fargo Bank, National Association (Wells Fargo) entered into a Second Amendment dated February 15, 2012 (the “Second Amendment”) to the Account Purchase Agreement dated as of  December 14, 2010 (as amended, the “Loan Agreement”).  The Second Amendment, among other things, increased the Loan Agreement facility maximum to $4,500,000.

A copy of the Second Amendment is attached hereto as Exhibit 99.1 as is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Item9.01,	Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

No.	Description of Exhibit

99.01	Second Amendment to Account Purchase Agreement dated February 15, 2012.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: March 30, 2012	By: /s/ Jarett A. Misch
Jarett A. Misch
Chief Financial Officer and Treasurer

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